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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Pursuant to Section 240.14a-12

                              MANDALAY RESORT GROUP
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                (Name of Registrant as Specified In Its Charter)

                                       N/A
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1) Title of each class of securities to which transaction applies:

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         (2)    Aggregate number of securities to which transaction applies:

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         (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)    Proposed maximum aggregate value of transaction:

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         (5)    Total fee paid:

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 [ ]     Fee paid previously with preliminary materials.
 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)    Amount Previously Paid:

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         (2)    Form, Schedule or Registration Statement No.:

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         (3)    Filing Party:

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         (4)    Date Filed:

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                                  JUNE 25, 2004
                              MANDALAY RESORT GROUP
                         3950 LAS VEGAS BOULEVARD SOUTH
                             LAS VEGAS, NEVADA 89119

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            NOTICE OF POSTPONEMENT OF ANNUAL MEETING OF STOCKHOLDERS

                         -------------------------------


To the Stockholders of Mandalay Resort Group:

         The annual meeting of stockholders of Mandalay Resort Group, previously scheduled for Tuesday, July 6, 2004 at 10:30 am, Las Vegas time, has been postponed.

         The purpose of the postponement is to enable stockholders of Mandalay Resort Group to consider and vote upon a proposal to approve the Merger Agreement, dated June 15, 2004, among Mandalay Resort Group, MGM Mirage and a wholly owned subsidiary of MGM Mirage, at the annual meeting of stockholders.

         Further information regarding the annual meeting of stockholders will be included in a revised proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders.



                                            By order of the Board of Directors

                                            /S/ Michael S. Ensign

                                            Michael S. Ensign
                                            Chairman of the Board

In connection with the proposed transaction, Mandalay Resort Group will be filing a proxy statement and other materials with the Securities and Exchange Commission. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND THESE MATERIALS WHEN THEY ARE AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Mandalay and its officers and directors may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction. Information regarding such individuals is included in Mandalay's proxy statements and Annual Reports on Form 10K previously filed with the Securities and Exchange Commission, and will be included in the proxy statement relating to the merger when it becomes available. Investors may obtain a free copy of the proxy statements and other relevant documents when they become available as well as other material filed with the Securities and Exchange Commission concerning Mandalay and these individuals at the Securities and Exchange Commission's website at www.sec.gov. These materials and other documents may also be obtained for free from Mandalay at: Mandalay Resort Group, 3950 Las Vegas Boulevard South, Las Vegas, Nevada 89119, Attn: Investor Relations.